Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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I, Jason Moretto, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Racino Royale, Inc. on Form 10-QSB for the fiscal period ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Racino Royale, Inc.

Date: February 14, 2007

By: /s/ Jason Moretto
Jason Moretto,
Chief Financial Officer